SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): January 23, 1998

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                             DHB CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-22429
                            (Commission File Number)



   Delaware                              0-22429                 11-3129361
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(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)



               11 Old Westbury Road, Old Westbury, New York 11568
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code : (516) 997-1155



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

On January 23, 1998, the firm of Paritz and Co. was engaged as the registrant's principal certifying accountant, replacing Capraro, Centofranchi, Kramer & Co., P.C. who resigned December 9, 1997.


Exhibits
--------

 None.






                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        DHB Capital Group, Inc.
                                                              (Registrant)

Date:  January 23, 1998                                 /s/ David H. Brooks, CEO
                                                        ------------------------
                                                            David H. Brooks
                                                              (Signature)